UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2011

MICROSTRATEGY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-24435	51-0323571
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1850 Towers Crescent Plaza Tysons Corner, Virginia		22182
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (703) 848-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A is being filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by MicroStrategy Incorporated (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on May 13, 2011 (the “Original Filing”). The sole purpose of this Amendment No. 1 is to disclose, as required by SEC regulations, the Company’s determination of the frequency of future stockholder advisory votes regarding the compensation of the Company’s named executive officers (the “Say-on-Pay Votes”). No other changes have been made to the Original Filing.

Item 5.07(d).	Submission of Matters to a Vote of Security Holders.

As reported by the Company in the Original Filing, at the Company’s 2011 Annual Meeting of Stockholders held on May 9, 2011, the Company’s stockholders approved, on an advisory basis, holding future Say-on-Pay Votes every three years. After considering the outcome of such advisory stockholder vote, the Company’s Board of Directors determined that the Company will hold a Say-on-Pay Vote every three years, with the next Say-on-Pay Vote to be held at the Company’s 2014 Annual Meeting of Stockholders. The next advisory stockholder vote on the frequency of future Say-on-Pay votes will be held at the Company’s 2017 Annual Meeting of Stockholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2011	MicroStrategy Incorporated (Registrant)

	By:	/s/ Douglas K. Thede
	Name:	Douglas K. Thede
	Title:	Executive Vice President, Finance & Chief Financial Officer